UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 25, 2014

THE BON-TON STORES, INC.
(Exact name of registrant as specified in its charter)
Pennsylvania	0-19517	23-2835229
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2801 E. Market Street, York, Pennsylvania 17402
(Address of principal executive offices, zip code)

(717) 757-7660
Registrant’s telephone number, including area code

  Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) Election of Directors

On September 25, 2014, the Board of Directors of The Bon-Ton Stores, Inc. (the “Company”) unanimously elected Beth Grumbacher to serve as a member of the Board, effective October 1, 2014.

Ms. Grumbacher will receive, on a prorated basis, the Company's standard director compensation arrangements applicable to directors who are not employees of the Company in accordance with the terms of director compensation disclosed in the Company’s Proxy Statement filed with the Securities and Exchange Commission on May 6, 2014.

There was no arrangement or understanding between Ms. Grumbacher and any other persons pursuant to which Ms. Grumbacher was elected as a director.

The election of Ms. Grumbacher was announced in the press release attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits

99.1 Press Release dated October 1, 2014, regarding the election of a new director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE BON-TON STORES, INC.

Date: October 1, 2014	By:	/s/ Keith E. Plowman
Name: Keith E. Plowman
Title: Executive Vice President—Chief Financial Officer

3